Exhibit 99

 MASSACHUSETTS MEDICAL CANNABIS CENTER   $5 MILLION SECURED CONVERTIBLE NOTES  JUNE 2016

 This presentation has been prepared by the company and includes information from other sources believed by management to be reliable. No representation or warranty, express or implied, is made as to the accuracy or completeness of any of the information set forth herein. This presentation may contain summaries of the terms of certain documents and agreements, but reference is made to the actual documents and agreements for the complete information contained herein. The information contained herein is as of the date hereof and is subject to change, completion or amendment without notice.This presentation contains statements, estimates and projections with respect to the anticipated future performance of the company that may be deemed to be “forward-looking statements.” These statements, estimates and projections reflect various assumptions made by the company concerning anticipated results, which may or may not prove to be correct. All statements contained in the presentation that address operating performance, future direction, management and control of company, events or developments that are expected to occur in the future (including statements related to earnings, expectations, sales of assets, capital expenditures, or statements expressing general optimism about future operating results) are forward-looking statements. Actual results could differ materially from those reflected in the forward-looking statements contained herein as a result of a variety of factors, many of which are beyond the company’s control.The Company is in the development stage and to date has generated limited revenue. In the future the Company may not be profitable and the securities offered by the Company may, ultimately, have little value. At the present time, there is a limited market for the Company’s common stock or any other securities of the Company. Please refer to our SEC filings at www.sec.gov This is not an offering of securities. Any such offer must be accompanied by an Offering document.  *  FORWARD LOOKING STATEMENTS

ABOUT AMERICANN, INC.

PUBLICLY TRADED COMPANY | OTCQX: ACAN . FULLY REPORTING | AUDITED . OFFICES IN BOSTON AND DENVER

DESCRIPTION OF COMPANY

AmeriCann plans to design, develop and lease sustainable, state-of-the-art medical cannabis cultivation properties.

The Company does not cultivate, process, distribute or sell cannabis.

RAPIDLY GROWING INDUSTRY

Many national experts forecast that medical cannabis will grow more rapidly than any other industry over next several years.

Industry forecasts for 2020 exceed **$22 billion** per year.

BUSINESS MODEL

AmeriCann's business model as a real estate developer allows our shareholders to participate in all regulated states.

This provides the company with great flexibility to pursue national and global opportunities.

MANAGEMENT TEAM

The Company's management team has an impressive track record of success with both private and publicly traded companies.

AmeriCann's team has diverse experience from inside and outside the cannabis industry.

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 SYMBOL  OTCQX: ACAN  SHARES OUTSTANDING  16.7M  INSIDE OWNERSHIP  62%  MARKET CAP  ≈ $17M  STOCK SNAPSHOT  AmeriCann, Inc. (OTCQX: ACAN) trades on the OTCQX best marketplace. Companies meet high financial standards, are current in their disclosure, and are sponsored by a third-party advisor. Investors can find current financial disclosure and Real-Time Level 2 quotes for the Company on www.otcmarkets.com  *

CURRENT REGULATED STATES



NO SPECIFIC LAWS
CONSIDERING LEGISLATION
LEGAL FOR MEDICAL USE
LEGAL FOR ADULT CONSUMPTION

GROWTH OF MEDICAL CANNABIS

25 states have approved medical cannabis regulations for its residents

Over 85% of US population live in states with medical cannabis regulations

9 states with pending legislation

An estimated 11 more states to add medical options by 2017

** Future years are projections only based on industry expert analysis. Actual results may vary.*

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 $5.4 BILLION  $22 BILLION  *  INDUSTRY GROWTH  Estimated National Cannabis Sales*  $20 Billion  $10 Billion  $30 Billion  $40 Billion  $50 Billion  2015  $45 BILLION  *Source: Arcview Market Research.  2020

AMERICANN'S PLANNED PROJECTS



CURRENT MARKETS
TARGET MARKETS

Americann has an aggressive multi-market expansion plan for 2016-2018

MASSACHUSSETTS

1,000,000 sq ft of sustainable cultivation and processing infrastructure

Tenant in place for First Phase of 130,000 sq ft

DELAWARE

10 acres of land for Delaware Medical Cannabis Center. 204,000 sq ft greenhouse facility. Application submitted April 13, 2016

COLORADO

125,000 sq ft greenhouse cultivation, processing and dispensary facility

15,000 sq ft Indoor cultivation and processing facility

ILLINOIS

Assisted Preferred Partner in winning 1 of 18 cultivation licenses. Provided capital and expertise.

MARYLAND

Identified 90 acres for Maryland Medical Cannabis Center. State decision on licenses expected late Summer of 2016

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 *Projections only based on industry expert analysis and actual figures from Colorado. Actual results may vary.  *  NATIONAL CANNABIS LEGALIZATION WILL REQUIRE $27 BILLION OF INFRASTRUCTURE  $382 MILLION  $3.5 BILLION  $513 MILLION  $1.3 BILLION  $2.1 BILLION  $710 MILLION  $679 MILLION  NATIONAL TOTAL  Americann is developing the real estate to fulfill this demand  Indicates States potential infrastructure requirements

THE PEOPLE EXPERIENCED MANAGEMENT TEAM & ADVISORS

MANAGEMENT & DIRECTORS

TIM KEOGH
President, CEO & Director

BEN BARTON
CFO, Director, Founder

ADVISORY BOARD

BRIAN E. CORR, PHD
Horticultural Advisor

D. MICHAEL ANDERSON, PHD, MPH
Medical Advisor

ERIC FORINGTON
Cannabis Genetics & Breeding Advisor

NICK BRAIT
Licensing and Compliance Advisor

DR. RIEN HAVENS
Extraction & Infused Product Advisor

AmeriCann's team has diverse experience from inside and outside of the cannabis industry

Insiders have invested over $5 Million of their own capital to date

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THE PEOPLE

The AmeriCann management team has a proven track record of success for real estate development, startup public company and capital markets experience and success.



TIM KEOGH

Tim Keogh - AmeriCann President and CEO

Mr. Keogh is recognized as one of the leading experts in the medical cannabis industry. He initially served as an advocate for cannabis patients. From this experience he leveraged his 17+ years of commercial real estate development experience to bring elevated standards to the designing, permitting, construction and approvals for medical cannabis properties. Mr. Keogh received a BS in business administration from Mount St. Mary's University.



BEN BARTON

Ben Barton – Founder and CFO

Mr. Barton has been the managing director of Strategic Capital Partners, a private equity firm since 2006. As an entrepreneur, he founded Synergy Resources Corporation (SYRG), a startup that has grown to over a billion-dollar energy company traded on the New York Stock Exchange Market. Mr. Barton has been instrumental in raising over $800 million in equity and debt financing for emerging companies over the past decade. He earned an MBA in finance from UCLA.

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 MASSACHUSETTS REGULATIONS  *  Only 8 Cultivation Centers in operation  Only 20 approved applicants, 150+ pending applications to service an existing patient population of 25,000 that continues to expand toward 125,000.   NON-PROFIT STRUCTURE  6 of 20 TOTALDISPENSARIES OPEN  APPLICANTS  ONLY 6 DISPENSARYS ARE OPEN IN THE COMMONWEALTH  MEDICAL MARIJUANA – Approved in 2012ADULT USE BALLOT – November 2016  “Legal Marijuana could be a $1.1 Billion industry in Mass. by 2020” - Boston Globe, March 2016

 *  THE PROBLEM  HIGH PRICES  LIMITED STOCK FOR DISPENSARIES  LIMITED QUANTITIES FOR HIGH NEED PATIENTS  UNMET MARKET POTENTIAL  Square Feet (M)  TOTAL CULTIVATION REQUIRED  OTHER PLANNED PROJECTS  MASSACHUSETTS MEDICAL CANNABIS CENTER  IMPACT OF LIMITEDINFRASTRUCTURE  Massachusetts does not have enough cultivation infrastructure to support medical patients

 1 MILLION SQ FT OF READY & APPROVED CULTIVATION & PROCESSING INFRASTRUCTURE  *  THE SOLUTION Massachusetts Medical Cannabis Center

 *  18 MONTHS OF STUDIES, DESIGN, PLANNING & APPROVALS  FIRST PHASE of 130,000 sq ft

 *  MASSACHUSETTS MEDICAL CANNABIS CENTER  Millions  CUMULATIVE EBITDA(FROM PHASES 1 AND 2 ONLY)  PHASES 1 AND 2  CUMULATIVE DEVELOPMENT COSTS(PHASES 1 AND 2)  ILLUSTRATES CUMULATIVE EBITDA FOR ONLY THE FIRST 5 YEARS OF A 15 YEAR LEASE  SHOWS ONLY THE FIRST TWO PHASES OF THE MMCC PROJECT  REPRESENTS ONLY 30% OF THE TOTAL APPROVED MMCC PROJECT FULLY DEVELOPED  DOES NOT INCLUDE ANY EARNINGS FOR PROJECTS IN ANY OTHER STATES  AmeriCann’s 5-year projected net revenue & development costs

 *  $5 MILLION SENIOR SECURED MASSACHUSETTS MEDICAL CANNABIS CENTER CONVERTIBLE NOTES  MATURITY: The notes mature in 36 months from issuance but may be converted into stock earlier at investors discretionSECURITY: Notes have first position security on 52 acres of land and general obligation of Company  Warrants to purchase 20,000 shares of AmeriCann common stock at $3.00 per share for 4 years  3-year notes at 9.5% interest paid quarterly Rights to convert to AmeriCann common stock at $1.25 per shareSecured with 1st lien position on 52 acre parcel  1 UNIT$25,000  +  &  9.5% ANNUAL INTEREST

 *  $5 MILLION SENIOR SECURED MASSACHUSETTS MEDICAL CANNABIS CENTER CONVERTIBLE NOTES  of the proceeds will be used to purchase and improve the land* and interest reserve for MMCC*Land currently valued at $4.4 Million and owned by Boston Beer Company. It purchased the land in 2007 for $6 Million  *  86%  LAND PURCHASE  $3,550,000  PRE-CONSTRUCTION PLANNING  $300,000  PROJECT WORKING CAPITAL  $275,000  INTEREST RESERVE  $475,000  BROKER DEALERS  $400,000  Total  $5,000,000  USE OF PROCEEDS

 *  POTENTIAL VALUE OF A $25,000 INVESTMENT IN THE SECURED NOTES  AmeriCann, Inc. Share Price  Does not include 9.5% Interest on Notes. Illustrative only. Not a guarantee of stock performance.   NOTE CONVERTIBILITY AND STOCK WARRANTS OFFER SIGNIFICANT UPSIDE POTENTIAL FOR NOTE HOLDERS

INVESTMENT HIGHLIGHTS

MARKET DRIVERS & OPPORTUNITY

- Increased momentum towards the end of cannabis prohibition
- 25 states legalized for medical
- 4 States and Washington, D.C. legalized for recreational
- Highly fragmented industry with national leaders beginning to emerge

PEOPLE & RELATIONSHIPS

- Early industry leader with experienced management & advisors
- Forefront of movement
- Expansion of team through Advisory Board
- Sustaining member of the National Cannabis Industry Association

BUSINESS MODEL

- Multi-market strategy with national expansion underway
- Ongoing developments in Colorado, Massachusetts, and Delaware
- Expansion into key target markets including Nevada, Maryland and Oregon

BUSINESS MODEL & STRATEGY

- Designs, permits, builds & leases cultivation properties
- Provides partners with vertically integrated real estate and cannabis industry support for all phases of growth, processing, & distribution
- AmeriCann does not grow, process or distribute cannabis

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AmeriCann

CORPORATE INFORMATION

INVESTOR RELATIONS Hayden IR New York, NY 917.658.7878	AUDITOR Malone Bailey LLP Houston, TX
ATTORNEYS Hart & Hart, LLC Denver, CO CannaLaw Group Seattle, WA / Chicago, IL	CORPORATE OFFICE 3200 Brighton Boulevard, #114 Denver, CO 80216 303.862.9000
TRANSFER AGENT Island Stock Transfer Clearwater, FL	EAST COAST OFFICE One Boston Place, Suite 2600 Boston, MA 02108

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*  If you are interested in participating in the $5 Million Senior Secured Convertible Note Offering or have questions about AmeriCann please call Tim Keogh, CEO, at (303) 862-9000 or email timk@americann.coAccredited investors only